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                           JPMORGAN FUNDS

                J.P. MORGAN MUTUAL FUND SELECT GROUP
             JPMORGAN FLEMING INTERNATIONAL EQUITY FUND
                        (ALL SHARE CLASSES)

                    SUPPLEMENT DATED JULY 30, 2004
               TO THE PROSPECTUSES DATED MARCH 1, 2004

In the section titled "The Funds' Management and Administration," the paragraph concerning JPMorgan Fleming International Equity Fund is hereby deleted and replaced with the following paragraph:

FLEMING INTERNATIONAL EQUITY FUND
The portfolio management team is overseen by James Fisher, a Managing Director at JPMFAM (London). Mr. Fisher is the Director-in-charge of EAFE Funds. He has worked at JPMFAM (London) since 1985 in numerous investment roles. Mr. Fisher and Thomas Murray, a Vice President at JPMFAM (London), manage the Fund. Mr. Murray is a global sector specialist and has worked at JPMFAM (London) since 1996.

                                                               SUP-FIEPR-704